                              JANUS ADVISER SERIES
                Janus Adviser Risk-Managed Large Cap Growth Fund
                     Janus Adviser International Value Fund
                 Janus Adviser Risk-Managed Large Cap Core Fund
                       Janus Adviser Small Cap Value Fund

                      Supplement Dated September 25, 2003
                       to Currently Effective Prospectus

Effective November 28, 2003, the following changes will be implemented:

1. Janus Adviser Risk-Managed Large Cap Growth Fund will change its name to "Janus Adviser Risk-Managed Growth Fund" and will eliminate its policy to invest at least 80% of its net assets in large capitalization securities. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to use a mathematical approach to invest in stocks selected from the universe of its benchmark index, which is the Russell 1000 Growth Index.

2. Janus Adviser International Value Fund will change its name to "Janus Adviser Foreign Stock Fund" and will adopt a policy to invest at least 80% of its net assets in foreign stocks, as defined in the Prospectus. The Fund will continue to emphasize investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth and will normally invest in issuers from at least five different countries, excluding the United States.

3. Janus Adviser Risk-Managed Large Cap Core Fund will change its name to "Janus Adviser Risk-Managed Core Fund" and will eliminate its policy to invest at least 80% of its net assets in large capitalization securities. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to use a mathematical approach to invest in stocks selected from the universe of its benchmark index, which is the S&P 500 Index.

4. Janus Adviser Small Cap Value Fund will change its name to "Janus Adviser Small Company Value Fund." The Fund's principal investment policies will remain the same.

You should consider this information in deciding whether any of these Funds is an appropriate investment for you.

108-31-045 09/03